UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

April 20, 2006

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant s telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

ITEM 1.01.     Entry into a Material Definitive Agreement

ITEM 9.01.     Exhibits

SIGNATURE

Exhibit Index

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01.     Entry into a Material Definitive Agreement

On April 20, 2006, Klaus A. Feldmann, Group Vice President, entered into an employment agreement with Modine Holding GmbH, Modine Manufacturing Company’s subsidiary in Germany, effective April 1, 2007. The agreement, which is identical in substance to Mr. Feldmann’s current employment agreement that terminates on March 31, 2007, provides that Mr. Feldmann will devote his full working time to Modine. In accordance with the agreement, Mr. Feldmann’s salary is determined by the Board of Directors of Modine. A copy of the agreement is attached hereto as Exhibit 10.

Item 9.01.   Exhibits.

Exhibit 10	Employment agreement between Klaus Feldmann and Modine Holding GmbH.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D.B. Rayburn
D. B. Rayburn President and Chief Executive Officer

By: /s/ D.R. Zakos
D. R. Zakos Vice President, General Counsel and Secretary

Date: April 28, 2006

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10	Employment agreement between Klaus Feldmann and Modine Holding GmbH.